Exhibit 32.1

Boston Life Sciences, Inc.

Certification of the President and Chief Operating Officer and the Chief Financial Officer

pursuant to Section 1350, Chapter 63 of Title 18, United States Code,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Boston Life Sciences, Inc. (the “Company”), does hereby certify that to his knowledge:

1)	the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 14, 2003	/s/ MARC E. LANSER
Marc E. Lanser President and Chief Operating Officer (Principal Executive Officer)

/s/ JOSEPH P. HERNON
Joseph Hernon Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)